UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 2.01	Completion of Acquisition or Disposition of Assets.

Sale of MOB Property

As previously reported in a Current Report on Form 8-K filed on March 19, 2019, CHP II Overland Park KS MOB Owner, LLC, an operating subsidiary of CNL Healthcare Properties II, Inc. (referred to herein as “we”, “us”, “our” or the “Company”), (the “Seller”), entered into an Asset Purchase Agreement (the “Sale Agreement”) with HCP Medical Office Buildings, LLC, a Delaware limited liability company (the “Original Purchaser”), for the sale of the Company’s medical office building located in Overland Park, Kansas (the “Property”) for approximately $15.4 million in cash (the “Sale”), subject to certain pro-rations and other adjustments as described in the Sale Agreement.

On May 6, 2019, the Seller and Overland Park MOB, LLC, an affiliate of the Original Purchaser consummated the Sale (the “Closing Date”), which resulted in net cash proceeds to the Company of approximately $9.5 million after closing costs and repayment of indebtedness secured by the Property sold (the “Sale Proceeds”). The Company intends to use the remainder of the Sale Proceeds strategically to pay down the Company’s indebtedness on one of its senior housing assets and for other corporate purposes. The Company does not plan to make a special distribution at this time in its strategic alternatives process as it continues to focus on maximizing value for its stockholders. The Company’s remaining real estate portfolio consists of two senior housing properties.

Item 7.01	Regulation FD Disclosure

The Company will e-mail its stockholders’ financial advisors a letter and send the Company’s stockholders a letter notifying them of the closing of the Sale and advising of related matters. A copy of the letter to financial advisors is filed as Exhibit 99.1 and a copy of the letter to stockholders is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference solely for the purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By furnishing the information contained in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2, the Company makes no admission as to the materiality of such information.

Item 9.01	Financial Statements and Exhibits

(b)	Pro forma financial information.

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regards to a real estate disposition, described in Item 2.01 above.

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company illustrates the estimated effect of the Sale, described in described in Item 2.01 above, as if it had occurred as of December 31, 2018.

The accompanying unaudited pro forma condensed consolidated statements of operations of the Company are presented for the years ended December 31, 2018 and 2017 (the “Pro Forma Periods”) and include certain pro forma adjustments to illustrate the estimated effect of the Sale, described in Item 2.01 above, as if it had occurred on January 1, 2017, which represents the first day of the first pro forma period presented.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial position or financial results as if the transaction reflected herein had occurred as of the date indicated or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial position or financial results for future periods and should be read in conjunction with the Company’s financial statements as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF DECEMBER 31, 2018

ASSETS	CHP II Historical	MOB Sale Pro Forma Adjustments		CHP II Pro Forma
Real estate investment properties, net	$53,573,013	$(10,603,833)	(a)	$42,969,180
Cash	8,003,576	15,359,500	(a)	17,753,578
		(5,609,498)	(b)
Intangibles, net	4,983,627	(3,485,818)	(a)	1,497,809
Other assets	495,188	(112,551)	(a)	382,637
Restricted cash	233,971	—		233,971

Total assets	$67,289,375	$(4,452,200)		$62,837,175

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgages and notes payable, net	$24,197,359	$(5,600,000)	(b)	$18,665,013
		67,654	(a)
Accounts payable and accrued liabilities	888,816	(382,237)	(a)	497,081
		(9,498)	(b)
Others liabilities	452,063	(323,106)	(a)	128,957
Due to related parties	85,902	—		85,902

Total liabilities	25,624,140	(6,247,187)		19,376,953

Stockholders’ equity:
Preferred stock, $0.01 par value per share, 10,000,000 shares authorized; none issued or outstanding	—	—		—
Class A Common stock, $0.01 par value per share, 1,200,000,000 shares authorized; 4,899,139 shares issued and outstanding as of December 31, 2018	48,995	—		48,995
Capital in excess of par value	48,039,220	—		48,039,220
Accumulated loss	(3,464,160)	1,794,987	(a)	(1,669,173)
Accumulated distributions	(2,958,820)	—		(2,958,820)

Total stockholders’ equity	41,665,235	1,794,987		43,460,222

Total liabilities and stockholders’ equity	$67,289,375	$(4,452,200)		$62,837,175

See accompanying notes to pro forma condensed consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	CHP II Historical	MOB Sale Pro Forma Adjustments		CHP II Pro Forma
Revenues:
Resident fees and services	$5,905,098	$—		$5,905,098
Rental income and tenant reimbursements	1,532,218	(1,532,218)	(a)	—

Total revenues	7,437,316	(1,532,218)		5,905,098

Operating expenses:
Property operating expenses	4,230,905	(599,694)	(a)	3,631,211
General and administrative	1,211,915	—		1,211,915
Property management fees	381,465	(44,989)	(a)	336,476
Depreciation and amortization	2,304,728	(524,943)	(a)	1,779,785
Acquisition fees and expenses	818	—		818

Total operating expenses	8,129,831	(1,169,626)		6,960,205
Operating loss	(692,515)	(362,592)		(1,055,107)

Other income (expense):
Interest and other income	15,819	—		15,819
Interest expense and loan cost amortization	(1,127,693)	274,164	(a)	(853,529)

Total other expense	(1,111,874)	274,164		(837,710)

Loss before income taxes	(1,804,389)	(88,428)		(1,892,817)
Income tax expense	794	—		794

Net loss	$(1,805,183)	$(88,428)		$(1,893,611)

Class A Common Stock (basic and diluted):
Net loss attributable to Class A stockholders	$(661,345)			$(693,742)

Net loss per share of Class A common stock outstanding	$(0.43)			$(0.45)

Weighted average number of Class A common shares outstanding (b)	1,547,449			1,547,449

Class T Common Stock (basic and diluted):
Net loss attributable to Class T stockholders	$(1,025,147)			$(1,075,365)

Net loss per share of Class T common stock outstanding	$(0.43)			$(0.45)

Weighted average number of Class T common shares outstanding (b)	2,398,691			2,398,691

Class I Common Stock (basic and diluted):
Net loss attributable to Class I stockholders	$(118,691)			$(124,504)

Net loss per share of Class I common stock outstanding	$(0.43)			$(0.45)

Weighted average number of Class I common shares outstanding (b)	277,718			277,718

See accompanying notes to pro forma condensed consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	CHP II Historical	MOB Sale Pro Forma Adjustments			CHP II Pro Forma
Revenues:
Resident fees and services	$3,290,191	$—			$3,290,191
Rental income and tenant reimbursements	18,624	(18,624)	(a	)	—

Total revenues	3,308,815	(18,624)			3,290,191

Operating expenses:
Property operating expenses	1,852,057	(4,400)	(a	)	1,847,657
General and administrative	917,700	—			917,700
Property management fees	196,632	—			196,632
Depreciation and amortization	971,389	—			971,389

Total operating expenses	3,937,778	(4,400)			3,933,378
Operating loss	(628,963)	(14,224)			(643,187)

Other income (expense):
Interest and other income	66	(44)	(a	)	22
Interest expense and loan cost amortization	(589,540)	—			(589,540)

Total other expense	(589,474)	(44)			(589,518)

Loss before income taxes	(1,218,437)	(14,268)			(1,232,705)
Income tax expense	98,093	—			98,093

Net loss	$(1,316,530)	$(14,268)			$(1,330,798)

Class A Common Stock (basic and diluted):
Net loss attributable to Class A stockholders	$(438,710)				$(443,465)

Net loss per share of Class A common stock outstanding	$(0.74)				$(0.75)

Weighted average number of Class A common shares outstanding (b)	590,225				590,225

Class T Common Stock (basic and diluted):
Net loss attributable to Class T stockholders	$(833,933)				$(842,970)

Net loss per share of Class T common stock outstanding	$(0.74)				$(0.75)

Weighted average number of Class T common shares outstanding (b)	1,121,944				1,121,944

Class I Common Stock (basic and diluted):
Net loss attributable to Class I stockholders	$(43,887)				$(44,363)

Net loss per share of Class I common stock outstanding	$(0.74)				$(0.75)

Weighted average number of Class I common shares outstanding (b)	59,044				59,044

See accompanying notes to pro forma condensed consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company illustrates the estimated effect of the disposition, described in Note 2. “Pro Forma Transaction,” as if it had occurred as of December 31, 2018. The accompanying unaudited pro forma consolidated statements of operations of the Company are presented for the years ended December 31, 2018 and 2017, and include certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition, described in Note 2. “Pro Forma Transaction,” as if it had occurred on January 1, 2017, which represents the first day of the first pro forma period presented. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the respective Pro Forma Periods presented as filed with the Securities and Exchange Commission.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial position or financial results as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial position or financial results for future periods and should be read in conjunction with the Company’s financial statements as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

2.	Pro Forma Transaction

In March 2019, the Company entered into an asset purchase agreement (“Sale Agreement”) with HCP Medical Office Buildings, LLC related to the sale of Mid America Surgery Institute for a gross sales price of $15.4 million (“MOB Sale”), subject to certain pro-rations and other adjustments as described in the Sale Agreement.

On May 6, 2019, the Company completed the MOB Sale to an affiliate of HCP Medical Office Buildings, LLC.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet were needed in order to present the Company’s historical balance sheet as if the MOB Sale had occurred as of December 31, 2018.

(a)

These adjustments reflect the net sales proceeds received from the MOB Sale and the elimination of certain account balances relating to Mid America Surgery Institute as if the MOB Sale had occurred as of December 31, 2018. Accumulated loss has been adjusted to reflect the pro forma gain recognized on the MOB Sale, which is calculated as follows:

Gross sales price	$15,400,000
Closing and transaction costs	(40,500)

Net sales proceeds	15,359,500
Less: carrying value of assets	(14,202,202)
Less: carrying value of unamortized loan costs	(67,654)
Plus: carrying value of liabilities	705,343

Pro forma gain on sale of real estate	$1,794,987

(b)	These adjustments reflect the portion of net cash proceeds from the MOB Sale used to pay down the related mortgage loan, including accrued interest:

Mortgage loan	$(5,600,000)
Accrued interest	(9,498)

$(5,609,498)

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations were needed in order to present the Company’s historical financial results as if the MOB Sale had occurred on January 1, 2017, which represents the first day of the first pro forma period presented.

(a)

These adjustments reflect the elimination of the operations relating to Mid America Surgery Institute from the historical financial results for the years ended December 31, 2018 and 2017 to reflect the MOB Sale as if the disposition had occurred on the first day of the Pro Forma Periods presented.

(b)

For the purposes of determining the weighted average number of shares of common stock outstanding, stock dividends are treated as if such shares were outstanding as of July 11, 2016 (the date when the Company commenced operations).

(d)	Exhibits

99.1	Correspondence with financial advisors of stockholders of CNL Healthcare Properties II, Inc.

99.2	Correspondence with stockholders of CNL Healthcare Properties II, Inc. dated May 6, 2019.

Caution Concerning Forward-Looking Statements

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our annual report for the year ended December 31, 2018, and other documents filed from time to time with the Securities and Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust; and the Company’s ability to protect its intellectual property and the value of its brands.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from our website at http://www.cnlhealthcarepropertiesII.com.

We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.

May 7, 2019	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin Chief Executive Officer, President and Chairman